UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2008

WESTWOOD ONE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 2, 2008, Westwood One, Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the Company had fallen below the NYSE’s continued listing standard relating to total market capitalization and shareholders’ equity. Rule 802.02 of the NYSE’s Listed Company Manual requires that the Company have a minimum average market capitalization of $75 million over a consecutive 30-day trading period if total stockholders’ equity is less than $75 million. This notice is in addition to the notice relating to the Company’s failure to maintain a $1 minimum share price as disclosed in the Company’s Form 8-K filed with the SEC on September 18, 2008.

Under the NYSE rules, the Company has ten business days to notify the NYSE of its receipt of such notification and of its intention to submit a business plan within 45 days of its receipt of the NYSE notification as permitted by the NYSE rules. The Company will be notifying the NYSE of its receipt of such notice within such ten business day period and of its intention to submit a plan demonstrating how the Company will comply with the continued listing requirements within an 18-month period in accordance with the NYSE rules. The NYSE will review the plan and determine whether the Company’s common stock will continue to be eligible for trading on the NYSE or be subject to suspension and delisting. Under the NYSE rules, the Company’s common stock will continue to be listed on the NYSE, subject to the Company’s compliance with other NYSE continued listing requirements. Although the Company intends to cure its deficiency and to return to compliance with NYSE continued listing requirements, there can be no assurance that it will be able to do so.

A copy of the Press Release issued by the Company announcing the notification is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit
99.1	Press Release, dated October 3, 2008, announcing the aforementioned notice from the New York Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: October 3, 2008	By:	/s/ David Hillman

Name: David Hillman
Title: Chief Administrative Officer; EVP, Business Affairs; General Counsel and Secretary

EXHIBIT INDEX

Current Report on Form 8-K
dated October 2, 2008

Westwood One, Inc.

Exhibit
No.	Description of Exhibit
99.1	Press Release, dated October 3, 2008, announcing the aforementioned notice from the New York Stock Exchange.